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                                  United States


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2003




                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




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
            DELAWARE                                     1-14380                                     73-1173881
(State or other jurisdiction of                  (Commission File Number)               (I.R.S. Employer Identification No.)
 incorporation or organization)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)




                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The purpose of this report is to furnish information about CITGO Petroleum Corporation included in its News Release, announcing third quarter 2003 results, dated October 31, 2003, a copy of which is included as Exhibit 99.1.


ITEM 7. EXHIBITS

         c. EXHIBITS

            Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated October 31, 2003, entitled "CITGO Announces Third Quarter 2003 Results."
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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


Date:  October 31, 2003                            /s/ Larry Krieg
                                           -------------------------------------
                                                       Larry Krieg
                                           Controller (Chief Accounting Officer)

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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 99.1       News Release issued by CITGO Petroleum Corporation dated October 31,
            2003, entitled "CITGO Announces Third Quarter 2003 Results."